Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of SKM Media Corp. (the "Company") on Form 10-K for the year-ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Walkowiak, Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

DATED the 9th day of May, 2012.

SKM MEDIA CORP.

By:	/s/ Joseph Walkowiak
Joseph Walkowiak, Chief Financial
Officer (Principal Financial Officer)